            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 29, 2005 in the Amendment No. 1 to Registration
Statement (Form F-1 File No. 333-128028) and related Prospectus of Ituran
Location & Control Ltd.

                                                         Ziv Haft

                                                       /s/ Ziv Haft

                                            Certified Public Accountants (Isr.)

                                                      BDO Member Firm

Tel-Aviv, September 8, 2005